UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             FEBRUARY 20, 2003


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                       0-25121                    41-1597886
(State of Incorporation)            (Commission File               (IRS Employer
                                          Number)            Identification No.)


         6105 TRENTON LANE NORTH
         MINNEAPOLIS, MINNESOTA                                        55442
         (Address of principal                                       (Zip Code)
                  executive offices)


Registrant's telephone number, including area code: (763) 551-7000

ITEM 9.  REGULATION FD DISCLOSURE.


     On February 20, 2003, the registrant issued a press release, as follows:

FOR IMMEDIATE RELEASE                  CONTACT:   Ann Folkman (763) 551-7496
                                                  Select Comfort Corporation
                                                  ann.folkman@selectcomfort.com

                 SELECT COMFORT CORPORATION ELECTS MICHAEL PEEL,
                 GENERAL MILLS EXECUTIVE, TO BOARD OF DIRECTORS

     Minneapolis, Minn. (February 20, 2002) - Select Comfort Corporation (NASDAQ: SCSS), the nation's leading bed retailer and creator of the SLEEP NUMBER(R) bed, today announced that it has elected Michael A. Peel, senior vice president of human resources and corporate services for General Mills, to its board of directors.

     At General Mills, Peel has overall responsibility for worldwide human resources, compensation, health services, safety, environmental compliance, real estate, facilities and transportation. He is also a trustee of the General Mills Foundation. Prior to joining General Mills in 1991, Peel spent 14 years with PepsiCo, Inc., most recently as senior vice president, human resources for PepsiCo Worldwide Foods.

      "Mike Peel is an experienced corporate and community leader with a proven reputation for delivering results," said Bill McLaughlin, Select Comfort's president and chief executive officer. "His experience leading human resources at Fortune 500 companies will be invaluable to Select Comfort's plan to accelerate our company growth and further invest in and develop the strength of our exceptional employees."

     Peel will serve as a member of the Select Comfort board of directors' compensation committee.

         Peel received a bachelor of science degree in business administration from James Madison University, and earned a masters in business administration from Columbia University in 1983. He serves as vice chairman of the Labor Policy Association, as well as on the board of directors of both the Walker Art Center and the Human Resources Executive Council. In 2002, Peel was elected a Fellow of the National Academy of Human Resources, the highest honor in the Human Resources profession.


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



     Founded in 1987, Select Comfort Corporation is the nation's leading bed retailer (1), holding 27 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number(R) bed, as well as foundations and sleep accessories. Select Comfort's products are sold through its 321 retail stores located nationwide, including leased departments in Bed Bath & Beyond stores; through selected bedding retailers; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.
                                       ###

(1)      Top 25 Bedding Retailers, Furniture Today, August 12, 2002


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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SELECT COMFORT CORPORATION
                                              (Registrant)


Dated:  February 20, 2003                  By: /s/ Mark A. Kimball
                                               --------------------------------

                                           Title: Senior Vice President
                                                  -----------------------------

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